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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

VCampus Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
000-21421 (Commission file Number)	54-1290319 (IRS Employer ID Number)
1850 Centennial Park Drive, Suite 200, Reston, VA 20191
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(703) 893-7800
N/A (Former name or former address, if changed since last report)

Item 5. Other Events.

        On June 3, 2002, the Registrant entered into an employment agreement with Christopher L. Nelson as Chief Financial Officer. A copy of the employment agreement is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

10.68	Employment Agreement, dated June 3, 2002, with Christopher L. Nelson.
99.1
Presentation to be delivered to various participants in the securities industry, and first delivered on June 27, 2002 to the San Francisco Chapter of the National Association of Stockbrokers in San Francisco, California.

Item 9. Regulation FD Disclosure

        On June 27, 2002, the Registrant gave a presentation to the San Francisco Chapter of the National Association of Stockbrokers in San Francisco, California. The Registrant intends to deliver this presentation to various participants in the securities industry. A copy of the presentation is attached as an exhibit hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCAMPUS CORPORATION
Date: June 28, 2002	/s/ Christopher L. Nelson Christopher L. Nelson Chief Financial Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES